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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statement on Form S-8 of Santa Barbara Restaurant Group, Inc. of our report dated February 23, 1996 on our audit of the statements of operations and cash flows of GB Foods Corporation for the year ended December 31, 1995.


                                           CACCIAMATTA ACCOUNTANCY CORPORATION


Irvine, California
September 21, 1998